UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2012

Park Sterling Corporation
(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 716-2134

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On July 26, 2012, Park Sterling Corporation (“Park Sterling”) announced its financial results for the second quarter ended June 30, 2012.  A copy of the related press release is furnished as Exhibit 99.1. The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.       Regulation FD Disclosure.

On July 26, 2012, Park Sterling will hold an investor conference call to disclose its financial results for the second quarter ended June 30, 2012. A copy of the slide package prepared for use by executive management for this presentation is furnished as Exhibit 99.2. All of the information in the presentation is presented as of July 26, 2012, and Park Sterling does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 8.01.  Other Events.

For the purposes of Rule 425 under the Securities Act, the information contained in the press release and the slide package furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, relating solely to the proposed merger between Park Sterling and Citizens South Banking Corporation (“Citizens South”) is being filed under this Item 8.01.

Additional Information About the Merger and Where To Find It

In connection with the proposed merger between Park Sterling and Citizens South, Park Sterling has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a preliminary joint proxy statement of Park Sterling and Citizens South that also constitutes a prospectus of Park Sterling (the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed merger.  Once the Registration Statement is declared effective by the SEC, Park Sterling and Citizens South will mail a definitive Joint Proxy Statement/Prospectus to their shareholders and stockholders, respectively.  Investors are strongly urged to read the Registration Statement including the preliminary Joint Proxy Statement/Prospectus regarding the proposed merger and other relevant documents filed with the SEC, as well as any amendments or supplements to those documents (including the definitive Joint Proxy Statement/Prospectus) as they become available, because they will contain important information regarding the proposed merger.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about Park Sterling and Citizens South, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Community Capital at www.parksterlingbank.com and www.citizenssouth.com.

Participants in Solicitation

Park Sterling and Citizens South and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Park Sterling’s shareholders and Citizens South’s stockholders in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and Citizens South and information about other persons who may be deemed participants in this solicitation will be included in the definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. Information about Park Sterling’s executive officers and directors can be found in Park Sterling’s definitive proxy statement in connection with its 2012 Annual Meeting of Shareholders filed with the SEC on April 16, 2012. Information about Citizens South’s executive officers and directors can be found in Citizens South’s definitive proxy statement in connection with its 2012 Annual Meeting of Shareholders filed with the SEC on April 13, 2012. Free copies of these documents can be obtained from the sources indicated above.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any proxies from the shareholders of Park Sterling or the stockholders of Citizens South, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated July 26, 2012, with respect to Park Sterling’s financial results for the second quarter ended June 30, 2012

99.2	Slide Package prepared for use in connection with Park Sterling’s conference call to be held on July 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2012
PARK STERLING CORPORATION

By:	/s/ David L. Gaines
David L. Gaines Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated July 26, 2012, with respect to Park Sterling’s financial results for the second quarter ended June 30, 2012

99.2	Slide Package prepared for use in connection with Park Sterling’s conference call to be held on July 26, 2012

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